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                                                                    EXHIBIT 10.1


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 33-97162 and 333-07946) and F-3 (File No. 333-49050) of
Deswell Industries, Inc. of our report dated June 30, 2001 appearing in the this Annual Report on Form 20-F of Deswell Industries, Inc. for the year ended March 31, 2001.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
July 6, 2001